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                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports
(1) dated February 1, 2002 with respect to the subaccounts of AUSA Separate Account VA BNY, which are available for investment by contract owners of AUSA Landmark Variable Annuity and (2) dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of AUSA Life
Insurance Company, Inc., included in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of
AUSA Landmark Variable Annuity.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 25, 2002